ASSET MANAGEMENT FUND

Money Market Fund, Class I Shares
Ultra Short Mortgage Fund
Ultra Short Fund
Short U.S. Government Fund
Intermediate Mortgage Fund
U.S. Government Mortgage Fund

SUPPLEMENT DATED JUNE 25, 2009
TO PROSPECTUS DATED MARCH 1, 2009,
AS SUPPLEMENTED MARCH 1, 2009

The section “Trust and Fund Information – Investment Adviser – Portfolio Managers” on pages 19-20 is deleted and replaced with the following:

Portfolio Managers

The portfolio managers of the Adviser manage each Fund’s investments as a team.

The portfolio managers responsible for the day-to-day management of each Fund’s investments are David F. Adamson, Kevin T. Blaser, Maggie Bautista and David Woods.

Mr. Adamson, President and Chief Investment Strategist (Fixed Income) of the Adviser, leads the fixed income team that is responsible for the day-to-day management of the Funds’ investments.  Mr. Adamson joined the fixed income team in 2008 when he became President of the Adviser.  He was President, Shay Financial Services, Inc. from 2007 to 2008, Executive Vice President of Shay Financial Services, Inc. from 2005 to 2007 and Vice President of Shay Financial Services, Inc. from 2000 to 2005.  Mr. Adamson previously served as a portfolio manager of the AMF Funds from 1987 to 1994.  He received both his Bachelor of Arts and Master of Business Administration in Finance from Southern Methodist University.

Mr. Blaser, Vice President and Senior Portfolio Manager of the Adviser, joined the Adviser’s fixed income management team in 2003.  Prior to joining the fixed income management team, Mr. Blaser worked for the Portfolio Strategies Group of the Funds’ distributor, Shay Financial Services, Inc.  Before joining Shay in 1998, Mr. Blaser worked for an institutional broker-dealer in the Detroit, Michigan area.  He received a Bachelor of Arts in Economics from Michigan State University.

Ms. Bautista, Assistant Vice President and Portfolio Manager of the Adviser, joined the Adviser’s fixed income management team as an Assistant Portfolio Manager in 2006 and as a Portfolio Manager in 2009.  From 1991 to 2006, Ms. Bautista served as a portfolio administrator for the Adviser. Prior to joining Shay Financial Services, Inc. in 1986, Ms. Bautista worked for Harris Bank in Chicago, Illinois.

Mr. Woods, Portfolio Manager of the Adviser, joined the Adviser’s fixed income management team in 2008.  From 2006 to 2008, Mr. Woods was an analyst for the Adviser’s operations and portfolio management teams.  He received a Bachelor of Business Administration in Finance and Strategic Management from James Madison University.

Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds is available in the Statement of Additional Information (see “Adviser-Portfolio Managers” in the Statement of Additional Information).

ASSET MANAGEMENT FUND
230 W. Monroe Street
Chicago, Illinois 60606

Please retain this supplement with your Prospectus for future reference.